Exhibit 99

Joint Filer Information

Name: John Motulsky
Address: c/o Stonehill Capital Management LLC, 885 Third Avenue, 30th Floor, New York, NY 10022
Designated Filer: Stonehill Capital Management LLC
Issuer & Ticker Symbol: Neenah Enterprises, Inc. (NENA)
Date of Event Requiring Statement: February 17, 2009; February 18, 2009 and February 19, 2009

Signature: /s/ John Motulsky, by his Attorney-in-Fact Mehrdad Mehrespand

Name: Wayne Teetsel
Address: c/o Stonehill Capital Management LLC, 885 Third Avenue, 30th Floor, New York, NY 10022
Designated Filer: Stonehill Capital Management LLC
Issuer & Ticker Symbol: Neenah Enterprises, Inc. (NENA)
Date of Event Requiring Statement: February 17, 2009; February 18, 2009 and February 19, 2009

Signature: /s/ Wayne Teetsel, by his Attorney-in-Fact Mehrdad Mehrespand

Name: Christopher Wilson
Address: c/o Stonehill Capital Management LLC, 885 Third Avenue, 30th Floor, New York, NY 10022
Designated Filer: Stonehill Capital Management LLC
Issuer & Ticker Symbol: Neenah Enterprises, Inc. (NENA)
Date of Event Requiring Statement: February 17, 2009; February 18, 2009 and February 19, 2009

Signature: /s/ Christopher Wilson, by his Attorney-in-Fact Mehrdad Mehrespand

Name: Thomas Varkey
Address: c/o Stonehill Capital Management LLC, 885 Third Avenue, 30th Floor, New York, NY 10022
Designated Filer: Stonehill Capital Management LLC
Issuer & Ticker Symbol: Neenah Enterprises, Inc. (NENA)
Date of Event Requiring Statement: February 17, 2009; February 18, 2009 and February 19, 2009

Signature: /s/ Thomas Varkey, by his Attorney-in-Fact Mehrdad Mehrespand

Name: Jonathan Sacks
Address: c/o Stonehill Capital Management LLC, 885 Third Avenue, 30th Floor, New York, NY 10022
Designated Filer: Stonehill Capital Management LLC
Issuer & Ticker Symbol: Neenah Enterprises, Inc. (NENA)
Date of Event Requiring Statement: February 17, 2009; February 18, 2009 and February 19, 2009

Signature: /s/ Jonathan Sacks, by his Attorney-in-Fact Mehrdad Mehrespand

Name: Peter Sisitsky
Address: c/o Stonehill Capital Management LLC, 885 Third Avenue, 30th Floor, New York, NY 10022
Designated Filer: Stonehill Capital Management LLC
Issuer & Ticker Symbol: Neenah Enterprises, Inc. (NENA)
Date of Event Requiring Statement: February 17, 2009; February 18, 2009 and February 19, 2009

Signature: /s/ Peter Sisitsky, by his Attorney-in-Fact Mehrdad Mehrespand